Exhibit 99.1

FOR IMMEDIATE RELEASE:
iSun Inc. awarded $29.3 million contract for Solar Canopy design and delivery for EV Charging Stations

WILLISTON, Vt.--(BUSINESS WIRE)—iSun, Inc. (NASDAQ: ISUN) (the “Company”, or “iSun”), a leading solar energy and clean mobility infrastructure company with 50-years of construction experience in solar, electrical and data services and a provider of proprietary electric vehicle charging platforms, today announced that it has been selected to design and deliver an expected total of 1,780 off-grid solar canopies to be located at EV charging stations.

HIGHLIGHTS:
●	Estimated $29.3 million contract increases iSun’s Commercial segment backlog from $9.6 to $38.9 million.
●	A total of 1,780 canopies expected to be delivered to charging stations.
●	Anticipated initial delivery of 450 Canopies in 2022.
●	Contract award is iSun’s largest EV Infrastructure contract to date.

“iSun has built a platform capable of addressing the needs of each segment of the solar industry, which includes serving the EV infrastructure demands of our new and current customers,” said Jeffrey Peck, Chairman and Chief Executive Officer of iSun. “This award validates not only iSun’s innovative solar canopy products, but also our strategy for addressing the Nation’s EV infrastructure needs. We are constantly striving to introduce innovations that will elevate the EV charging experience and drive the EV industry forward. We’re excited to have our approach validated through this significant contract; we’re looking forward to sharing the iSun experience with consumers.”

About iSun Inc.
Since 1972, iSun has accelerated the adoption of proven, life-improving innovations in electrification technology. iSun has been the trusted electrical contractor to Fortune 500 companies for decades and has installed clean rooms, fiber optic cables, flight simulators, and over 400 megawatts of solar systems. The Company has provided solar EPC services across residential, commercial & industrial, and utility scale projects and provides solar electric vehicle charging solutions for both grid-tied and battery backed solar EV charging systems. iSun believes that the transition to clean, renewable solar energy is the most important investment to make today and is focused on profitable growth opportunities. Please visit www.isunenergy.com for additional information.

Forward Looking Statements
This press release includes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, which are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, as amended. Words or phrases such as "may," "should," "expects," "could," "intends," "plans," "anticipates," "estimates," "believes," "forecasts," "predicts" or other similar expressions are intended to identify forward-looking statements, which include, without limitation, earnings forecasts, effective tax rate, statements relating to our business strategy and statements of expectations, beliefs, future plans and strategies and anticipated developments concerning our industry, business, operations and financial performance and condition.

The forward-looking statements included in this press release are based on our current expectations, projections, estimates and assumptions. These statements are only predictions, not guarantees. Such forward-looking statements are subject to numerous risks and uncertainties that are difficult to predict. These risks and uncertainties may cause actual results to differ materially from what is forecast in such forward-looking statements, and include, without limitation, the risk factors described from time to time in our filings with the Securities and Exchange Commission, including our Annual Report on Form 10-K.

All forward-looking statements included in this press release are based on information currently available to us, and we assume no obligation to update any forward-looking statement except as may be required by law.

IR Contact:
Tyler Barnes
IR@isunenergy.com
802-289-8141